SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
Estimated Useful Lives of Fixed Assets
Property and equipment are presented at cost, net of accumulated depreciation. Annual depreciation is calculated based on the straight-line method over the shorter of the estimated useful lives of the related assets. Estimated useful life, in years, is as follows:

Years

Electronic equipment	3-7
Office furniture and equipment	7-17
Leasehold improvements	Over the shorter of the term of the lease or the useful life of the asset

Schedule of estimated useful lives of the intangible assets
Intangible assets that are not considered to have an indefinite useful life are amortized using mainly the straight-line basis over their estimated useful lives, as noted below. Recoverability of these assets is measured by a comparison of the carrying amount of the asset to the undiscounted future cash flows expected to be generated by the assets. If the assets are considered to be impaired, the amount of any impairment is measured as the difference between the carrying value and the fair value of the impaired assets.

Weighted Average Useful Life (Years)
Technology	7
Customer relationships	10
Backlog	Per occurrence
IPR&D	(*)

(*) Will be determined upon successful launch of the related product.

Weighted Average Assumptions Used in Determining Fair Market Value of Options
Under ASC 718, the fair market value of each option grant is estimated on the date of grant using the “Black-Scholes option pricing” method with the following weighted-average assumptions:

	2 0 1 7	2 0 1 6	2 0 1 5
Risk-free interest rate	1.81%	1.08%	1.41%
Expected life of options	4.70 years	4.62 years	4.62 years
Expected volatility	28.01%	28.41%	35.67%
Expected dividend yield	0%	0%	0%